UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 01682)

Exact name of registrant as specified in charter:	Putnam Voyager Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2010

Date of reporting period: August 1, 2009 — January 31, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PVOYX

Putnam Voyager Fund

Semiannual report 1|31|10

A world of investing.™

Putnam INVESTMENTS

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
Voyager
Fund

Semiannual report
1 | 31 | 10

Message from the Trustees	2

About the fund	4

Performance snapshot	6

Interview with your fund’s portfolio manager	7

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Trustee approval of management contract	16

Other information for shareholders	27

Financial statements	28

Shareholder meeting results	55

Message from the Trustees

Dear Fellow Shareholder:

Last year’s rally in both stocks and bonds helped investors recoup some of the losses in their portfolios, and Putnam’s shareholders were particularly well served. After such strong growth, we are not surprised that the markets paused at the start of 2010.

While no one believes that 2010 will be a repeat performance of 2009, we do feel that today’s markets — based on an optimistic earnings outlook and growing evidence of a global economic recovery — offer ample opportunities for active money management, which is something that Putnam does well.

If there is any lesson to be learned from the extraordinary volatility of the past year, it is the importance of positioning one’s portfolio to limit downside risk. It is our belief that the best way to achieve this is by diversifying across all asset classes and investment strategies, and by adhering to your plan in every kind of market environment.

Lastly, we would like to thank all shareholders who took the time to vote by proxy on a number of issues, including shareholder-friendly management fee changes, presented at the Putnam Funds’ shareholder meetings. We would also like to welcome new shareholders to the fund and thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking growth for investors for over 40 years

In 1969, when Putnam Voyager Fund made its debut, Richard M. Nixon became the 37th U.S. President and Americans landed on the moon for the first time. For the U.S. financial markets, it was the eve of a sluggish decade in which the Dow Jones Industrial Average would gain only 4.8%. Despite Vietnam War tensions and worries over inflation and recession, the fund’s first management team was ready to tap into the long-term growth potential of American businesses.

“The basic qualities underlying the dynamism of our economy are not at issue here,” said the first report to shareholders in 1969. “The future has never been brighter.” The report also discussed the risk of “underestimating the potential growth of companies with strong fundamental trends.”

In the 41 years since its first report was published, the fund has witnessed many more difficult markets, as well as unprecedented stock market growth and extraordinary innovation. One emerging growth trend was noted in the fund’s 1988 annual report: “Several years from now, when you’re leaving home . . . you may find yourself tossing something new into your tote bag or briefcase — your phone. That’s right: the era of truly portable telephones is dawning.”

Today, the fund continues to look for promising growth trends as well as companies across a wide range of sectors that have the potential to grow revenues and earnings at a rate that the market underestimates. While much has changed since the fund’s management wrestled with the challenges of the 1970s, some things have not — including the fund’s focus on seeking the most promising growth opportunities for investors.

Consider these risks before investing: The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings growth may be more volatile, especially if earnings do not continue to grow.

Performance
snapshot

Average annual total return (%) comparison as of 1/31/10

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 11–12 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Russell 1000 Growth Index, was introduced on 12/31/78, which post-dates the inception date of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

Interview with your
fund’s portfolio manager

Nick Thakore

Nick, despite some recent turbulence in the
equity markets, stocks continued to rally
during the past six months. How did the
fund perform?

For the six months ended January 31, 2010, Putnam Voyager Fund returned 13.75%, outperforming the 9.85% return of its benchmark, the Russell 1000 Growth Index, as well as the average return of its peers in the Lipper Large-Cap Growth Funds category.

The stock market rally that began in March 2009 continued through the end of the year, although at a slower rate. At the beginning of the rally, stocks that were considered economically sensitive rebounded dramatically. Later in 2009, performance was more evenly spread between cyclical stocks and more stable companies.

By far, the largest contributor to the fund’s performance during the period came from stock selection. By focusing on what I believed were attractively valued companies expected to grow faster than the market — and by maintaining a balance between cyclical and stable growth stocks — the fund was able to perform well during both periods.

During the period, you increased the
fund’s exposure to technology and financial
companies. Can you tell us about
that change?

Information technology is by far the largest sector in the fund’s benchmark, representing

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/10. See pages 6 and 11–12 for additional fund performance information. Index descriptions can be found on page 15.

nearly one third of the index. Although I’ve been finding some attractive opportunities in the sector lately, the fund remains underweight in technology versus the benchmark due to better perceived opportunities in other cyclical sectors. The fund’s limited exposure to certain names that posted strong returns during the period, such as Google, detracted from the fund’s relative returns.

The financials sector, on the other hand, represented the fund’s largest overweight position, and was one of its strongest performers during the period. My positive view on financials has been based on the thesis that enough capital has been raised to survive extreme negative scenarios. In my estimation, many companies now sell at very attractive levels relative to normalized earnings outlooks, and credit trends are showing some encouraging signs. Early in 2009, virtually every company in the financials sector sold off, and I was able to establish some positions in well-run companies at very attractive prices. Insurance was an area where I saw an opportunity, and the fund’s positions in Aflac and Assured Guaranty were among the top performers for the period.

What were some other holdings that
performed well?

Other top performers came from a wide range of industries, which I believe is a testament to the fund’s focus on stock picking. Two broadcasting companies, Time Warner Cable and DIRECTV, posted strong gains for the period. Both benefited from very attractive valuations, solid fundamentals, and the use of cash flow to enhance shareholder value.

Which stocks produced
disappointing results?

Nintendo was one stock that underperformed our expectations. The Japanese firm produces video game consoles, including the popular Wii and Nintendo DS handheld device, as well as software for those systems.

Top 10 holdings

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

Qualcomm, Inc. (3.5%)	Technology	Communications equipment
Apple, Inc. (3.4%)	Technology	Computers
Aflac, Inc. (3.0%)	Financials	Insurance
Microsoft Corp. (2.5%)	Technology	Software
DIRECTV (2.3%)	Communication services	Cable television
Raytheon Co. (2.3%)	Capital goods	Aerospace and defense
Time Warner Cable, Inc. (2.1%)	Communication services	Cable television
Pfizer, Inc. (2.1%)	Health care	Pharmaceuticals
Abbott Laboratories (2.0%)	Health care	Pharmaceuticals
Target Corp. (1.9%)	Consumer cyclicals	Retail

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 1/31/10. Short-term holdings are excluded. Holdings will vary over time.

“ While the stock picking environment
is not quite as robust as last year,
we continue to find many companies
with strong growth outlooks at
attractive valuations.”

Nick Thakore

The company has suffered from a combination of tough comparisons, a weaker software lineup, and the negative impact of a sluggish economy. Even though holiday sales were strong for Nintendo, the market appears unwilling to reward the stock on the belief that this gaming cycle has peaked for the company.

Genzyme and Amgen, two biotech firms, also detracted from returns. Although I believe both companies offer solid growth potential in a cutting-edge industry, they suffered from recent missteps: Genzyme encountered issues with the production of two of its key drugs, while FDA approval of one of Amgen’s products was delayed. I view these as short-term setbacks for two solid companies, and believe that the stock prices will eventually reflect the firms’ growth prospects.

What’s your outlook for the stock market
and the fund during 2010?

Despite the large move over the last year, significant opportunities for generating performance still appear to exist. While significant secular issues remain, the economy appears to be exhibiting a sharp, cyclical recovery. More important to the market, earnings continue to grow rapidly and appear poised to continue that trajectory. Core inflation also appears contained in the United States in the near term, which suggests the market is likely to pay reasonable multiples for strong earnings.

There are many potential negatives we continue to monitor, including the risk of

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

sovereign debt issues escalating. And I believe that on a stock level the opportunities are not as strong as a year ago. That said, we still see many companies at very attractive valuations relative to their growth outlook. Unlike a year ago when most of the opportunities appeared in cyclical names, the opportunities today appear balanced between cyclical and stable growth companies.

IN THE NEWS

After two straight years of stagnation, the global economy is recovering faster than previously thought. In its World Economic Outlook released in late January, the International Monetary Fund (IMF) upgraded its view on global growth — predicting that world economies will expand 3.9% in 2010, up from –0.8% last year. The recovery, according to the IMF, will not be consistent across the board, with emerging markets leading more advanced economies, which remain dependent on government stimulus. Asia, in particular, will lead the pack, with strong growth coming from China and India. Meanwhile, the United States is already showing signs of growth, with gross domestic product (GDP) increasing by 5.9% in the fourth quarter of 2009, up from 2.2% in the third quarter.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Nick Thakore is Head of U.S. Large Cap Equities at Putnam. He has an M.B.A. from the Wharton School of the University of Pennsylvania and a B.B.A. from the University of Michigan. Nick joined Putnam in 2008 and has been in the investment industry since 1993.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2010, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(4/1/69)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(3/31/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	10.63%	10.47%	9.65%	9.65%	9.80%	9.80%	9.94%	9.84%	10.35%	10.74%

10 years	–25.75	–30.02	–31.14	–31.14	–31.16	–31.16	–29.37	–31.83	–27.55	–23.88
Annual average	–2.93	–3.51	–3.66	–3.66	–3.67	–3.67	–3.42	–3.76	–3.17	–2.69

5 years	20.48	13.54	16.01	14.01	15.97	15.97	17.53	13.40	18.95	21.97
Annual average	3.80	2.57	3.01	2.66	3.01	3.01	3.28	2.55	3.53	4.05

3 years	2.06	–3.83	–0.28	–3.26	–0.24	–0.24	0.54	–2.99	1.29	2.80
Annual average	0.68	–1.29	–0.09	–1.10	–0.08	–0.08	0.18	–1.01	0.43	0.92

1 year	65.08	55.57	63.68	58.68	63.74	62.74	64.14	58.41	64.57	65.35

6 months	13.75	7.19	13.27	8.27	13.25	12.24	13.42	9.43	13.55	13.88

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

Performance benefited from receipt of an Enron Class Action Settlement pertaining to investments made prior to 2002.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns For periods ended 1/31/10

		Lipper Large-Cap Growth Funds
	Russell 1000 Growth Index	category average*

Annual average (life of fund)	—†	9.10%

10 years	–33.19%	–23.66
Annual average	–3.95	–3.02

5 years	7.29	3.03
Annual average	1.42	0.53

3 years	–11.94	–14.39
Annual average	–4.15	–5.11

1 year	37.85	34.30

6 months	9.85	8.18

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/10, there were 857, 822, 714, 592, 314, and 15 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Russell 1000 Growth Index, was introduced on 12/31/78, which post-dates the inception date of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 1/31/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.187		$0.074	$0.108	$0.115		$0.161	$0.225

Capital gains	—		—	—	—		—	—

Total	$0.187		$0.074	$0.108	$0.115		$0.161	$0.225

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

7/31/09	$16.85	$17.88	$14.35	$15.76	$15.60	$16.17	$16.61	$17.54

1/31/10	18.98	20.14	16.18	17.74	17.58	18.22	18.70	19.75

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(4/1/69)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(3/31/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	10.76%	10.60%	9.78%	9.78%	9.93%	9.93%	10.07%	9.97%	10.48%	10.87%

10 years	–25.16	–29.47	–30.55	–30.55	–30.57	–30.57	–28.79	–31.29	–26.96	–23.21
Annual average	–2.86	–3.43	–3.58	–3.58	–3.58	–3.58	–3.34	–3.68	–3.09	–2.61

5 years	20.80	13.87	16.35	14.35	16.36	16.36	17.90	13.76	19.31	22.34
Annual average	3.85	2.63	3.07	2.72	3.08	3.08	3.35	2.61	3.59	4.12

3 years	8.81	2.54	6.39	3.39	6.37	6.37	7.22	3.48	8.02	9.68
Annual average	2.85	0.84	2.09	1.12	2.08	2.08	2.35	1.15	2.60	3.13

1 year	63.98	54.57	62.81	57.81	62.77	61.77	63.34	57.61	63.61	64.47

6 months	28.37	20.97	27.87	22.87	27.82	26.82	28.11	23.63	28.21	28.55

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 7/31/09*	1.28%	2.03%	2.03%	1.78%	1.53%	1.03%

Annualized expense ratio for the six-month period
ended 1/31/10	1.26%	2.01%	2.01%	1.76%	1.51%	1.01%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflect projected expenses based on a new expense arrangement.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Voyager Fund from August 1, 2009, to January 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.79	$10.80	$10.80	$9.47	$8.13	$5.44

Ending value (after expenses)	$1,137.50	$1,132.70	$1,132.50	$1,134.20	$1,135.50	$1,138.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2010, use the following calculation method. To find the value of your investment on August 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.41	$10.21	$10.21	$8.94	$7.68	$5.14

Ending value (after expenses)	$1,018.85	$1,015.07	$1,015.07	$1,016.33	$1,017.59	$1,020.11

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with PutnamInvestment Management (“Putnam Management”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2009. In addition, at the Trustees’ September 11, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, a sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), effective November 30, 2009. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic
pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements (and the new sub-management contract between Putnam Management and PIL, which the Trustees evaluated in large part based on their review of contractual arrangements in June 2009) as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 17th percentile in management fees and in the 55th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees (as applicable) and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation is applicable to those open-end funds that had above-average expense ratios

(exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was not applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process  — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Large-Cap Growth Funds) for the one-year, three-year and five-year periods ended 3/31/09 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds:

One-year period	4th

Three-year period	49th

Five-year period	61st

Over the one-year, three-year and five-year periods ended 3/31/09, there were 798, 684 and 573 funds, respectively, in your fund’s Lipper peer group. Past performance is no guarantee of future results.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Management entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic
pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

At a meeting held on November 19, 2009, shareholders approved the proposed management contract for your fund. The new management contract was implemented on January 1, 2010.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund (other than Putnam Money Market Liquidity Fund and the Putnam RetirementReady® Funds) benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

	Proposed Effective	Current Effective
Name of Fund	Contractual Rate	Contractual Rate	Difference

Putnam Voyager Fund	0.572%	0.561%	0.011%

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is slightly higher for your fund than the management fee rate payable under the current management contract. For a small number of funds, including your fund, the management fee rate would be slightly higher under the proposed contract at June 30, 2009 net asset levels, but by only immaterial amounts. Most funds, however, would experience a management fee reduction under the proposed management contracts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitabilityof its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, including your fund, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

Other information for shareholders

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2010, Putnam employees had approximately $294,000,000 and the Trustees had approximately $45,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 1/31/10 (Unaudited)

COMMON STOCKS (93.8%)*	Shares	Value

Aerospace and defense (5.3%)
Goodrich Corp.	173,546	$10,744,233

L-3 Communications Holdings, Inc.	104,900	8,742,366

Northrop Grumman Corp.	135,600	7,674,960

Precision Castparts Corp.	116,600	12,272,150

Raytheon Co. S	1,496,600	78,466,738

United Technologies Corp.	950,800	64,159,984

		182,060,431
Automotive (0.7%)
Hertz Global Holdings, Inc. † S	323,500	3,351,460

Lear Corp. † S	310,600	21,369,280

		24,720,740
Banking (2.7%)
Bank of America Corp.	753,261	11,434,502

JPMorgan Chase & Co.	473,600	18,441,984

PNC Financial Services Group, Inc.	134,600	7,460,878

Popular, Inc. (Puerto Rico)	1,685,800	3,624,470

State Street Corp.	529,400	22,700,672

Wells Fargo & Co. S	912,800	25,950,904

Wilmington Trust Corp.	293,800	3,854,656

		93,468,066
Beverage (1.1%)
Coca-Cola Enterprises, Inc.	898,500	18,140,715

PepsiCo, Inc. S	332,000	19,793,840

		37,934,555
Biotechnology (4.0%)
Amgen, Inc. †	685,400	40,082,192

Auxilium Pharmaceuticals, Inc. † S	248,100	6,986,496

Dendreon Corp. † S	740,475	20,511,158

Genzyme Corp. † S	1,121,300	60,841,738

Gilead Sciences, Inc. † S	129,600	6,255,792

Human Genome Sciences, Inc. † S	194,400	5,145,768

		139,823,144
Broadcasting (1.8%)
CBS Corp. Class B S	1,076,618	13,920,671

Liberty Media Corp. - Capital Ser. A †	1,192,385	30,870,848

Liberty Media Corp. - Entertainment †	156,779	7,352,935

Sirius XM Radio, Inc. †	744,435	626,591

TiVo, Inc. † S	888,017	8,009,913

		60,780,958
Cable television (5.2%)
Comcast Corp. Class A	1,815,888	28,745,507

DIRECTV Class A † S	2,591,069	78,638,944

Time Warner Cable, Inc. S	1,675,908	73,052,830

		180,437,281
Chemicals (0.8%)
Dow Chemical Co. (The)	358,500	9,711,765

Monsanto Co. S	170,900	12,967,892

Potash Corp. of Saskatchewan, Inc. (Canada)	60,000	5,961,000

		28,640,657

COMMON STOCKS (93.8%)* cont.	Shares	Value

Combined utilities (1.1%)
El Paso Corp.	3,669,900	$37,249,485

		37,249,485
Commercial and consumer services (1.0%)
AerCap Holdings NV (Netherlands) † S	253,822	2,220,943

Alliance Data Systems Corp. † S	517,998	30,800,161

Genesis Lease, Ltd. ADR (Ireland)	147,525	1,290,844

		34,311,948
Communications equipment (6.7%)
Cisco Systems, Inc. †	2,741,420	61,599,707

Corning, Inc.	370,800	6,704,064

Harris Corp.	118,200	5,073,144

Motorola, Inc. †	3,495,400	21,496,710

Nokia Corp. ADR (Finland) S	263,600	3,608,684

Qualcomm, Inc.	3,107,300	121,775,087

Tellabs, Inc. †	1,874,900	12,055,607

		232,313,003
Computers (5.5%)
Apple, Inc. †	610,200	117,231,624

Elpida Memory, Inc. (Japan) †	222,400	3,944,416

EMC Corp. †	839,900	14,001,133

Fujitsu, Ltd. (Japan)	1,314,000	8,093,320

Hewlett-Packard Co.	109,000	5,130,630

IBM Corp.	211,900	25,934,441

Juniper Networks, Inc. † S	354,700	8,807,201

Polycom, Inc. † S	372,500	8,355,175

		191,497,940
Conglomerates (0.4%)
SPX Corp.	167,900	9,140,476

Tyco International, Ltd. S	98,700	3,496,941

		12,637,417
Consumer (0.4%)
Harman International Industries, Inc. S	381,500	13,562,325

		13,562,325
Consumer finance (1.3%)
Mastercard, Inc. Class A S	175,800	43,932,420

		43,932,420
Consumer services (0.2%)
Avis Budget Group, Inc. † S	602,600	6,520,132

		6,520,132
Containers (0.6%)
Owens-Illinois, Inc. †	721,100	19,628,342

		19,628,342
Electric utilities (0.2%)
EnerNOC, Inc. † S	231,000	7,193,340

		7,193,340
Electronics (3.7%)
Agilent Technologies, Inc. †	679,300	19,040,779

Epistar Corp. (Taiwan)	1,241,000	3,943,568

Epistar Corp. 144A GDR (Taiwan) F	179,436	2,851,005

Infineon Technologies AG (Germany) †	702,200	3,872,933

Integrated Device Technology, Inc. †	3,425,897	19,424,836

Micron Technology, Inc. † S	1,409,873	12,294,093

COMMON STOCKS (93.8%)* cont.	Shares	Value

Electronics cont.
Skyworth Digital Holdings, Ltd. (China)	11,224,000	$10,828,451

Texas Instruments, Inc. S	2,430,700	54,690,750

		126,946,415
Energy (oil field) (1.4%)
Halliburton Co.	875,400	25,570,434

Transocean, Ltd. (Switzerland) †	193,600	16,405,664

Weatherford International, Ltd. (Switzerland) †	470,169	7,372,250

		49,348,348
Energy (other) (1.2%)
First Solar, Inc. † S	381,000	43,167,300

		43,167,300
Engineering and construction (0.2%)
Fluor Corp.	156,000	7,073,040

		7,073,040
Environmental (0.3%)
Foster Wheeler AG †	330,600	9,250,188

		9,250,188
Financial (0.5%)
CME Group, Inc.	20,000	5,736,400

Discover Financial Services	475,700	6,507,576

Fortress Investment Group LLC Class A † S	1,061,400	4,839,984

		17,083,960
Food (0.4%)
Dean Foods Co. †	442,192	7,795,845

Kraft Foods, Inc. Class A	194,900	5,390,934

		13,186,779
Health-care services (2.7%)
Aetna, Inc.	463,500	13,891,095

Alapis Holding Industrial and Commercial SA (Greece)	15,629,901	10,102,893

Express Scripts, Inc. †	227,538	19,081,337

Medco Health Solutions, Inc. † S	335,800	20,644,984

UnitedHealth Group, Inc.	239,200	7,893,600

WellPoint, Inc. †	313,300	19,963,476

		91,577,385
Insurance (5.7%)
Aflac, Inc.	2,154,284	104,331,974

Assured Guaranty, Ltd. (Bermuda) S	2,157,724	48,894,026

Hartford Financial Services Group, Inc. (The)	1,422,876	34,134,795

Marsh & McLennan Cos., Inc.	409,656	8,832,183

		196,192,978
Investment banking/Brokerage (1.7%)
Bond Street Holdings, LLC Class A F †	167,181	3,343,620

E*Trade Financial Corp. †	8,669,700	13,177,944

Goldman Sachs Group, Inc. (The)	282,478	42,010,128

		58,531,692
Machinery (0.5%)
Cummins, Inc.	109,800	4,958,568

Parker-Hannifin Corp.	130,200	7,279,482

Terex Corp. † S	273,900	5,354,745

		17,592,795

COMMON STOCKS (93.8%)* cont.	Shares	Value

Media (0.7%)
News Corp. Class B	955,200	$14,022,336

Time Warner, Inc.	263,000	7,219,350

Virgin Media, Inc. S	92,846	1,317,485

		22,559,171
Medical technology (2.5%)
Baxter International, Inc.	309,500	17,824,105

Boston Scientific Corp. †	3,124,700	26,966,161

China Medical Technologies, Inc. ADR (China)	262,600	3,432,182

Covidien PLC (Ireland)	271,800	13,742,208

Medtronic, Inc.	551,300	23,645,257

		85,609,913
Metals (2.7%)
Barrick Gold Corp. (Canada)	87,300	3,039,786

Cameco Corp. (Canada)	448,300	12,135,481

Coeur d’Alene Mines Corp. † S	268,300	3,761,566

Eurasian Natural Resources Corp. (United Kingdom)	228,404	3,268,806

Freeport-McMoRan Copper & Gold, Inc. Class B †	195,060	13,008,551

Goldcorp, Inc. (Canada)	394,400	13,393,824

Thompson Creek Metals Co., Inc. (Toronto Exchange) (Canada) †	368,095	4,283,538

Thompson Creek Metals Co., Inc. (New York Exchange) (Canada) †	150,900	1,750,440

United States Steel Corp. S	266,100	11,822,823

Vale SA ADR (Brazil)	312,980	8,071,754

Vallourec SA (France)	62,079	10,708,800

Vedanta Resources PLC (United Kingdom) S	82,996	3,164,006

Xstrata PLC (United Kingdom) †	366,780	5,999,839

		94,409,214
Office equipment and supplies (0.4%)
Avery Dennison Corp.	475,089	15,445,143

		15,445,143
Oil and gas (3.3%)
Anadarko Petroleum Corp.	621,800	39,658,404

Chevron Corp.	186,900	13,479,228

Occidental Petroleum Corp.	47,000	3,681,980

PetroHawk Energy Corp. †	1,501,600	33,530,728

Petroleo Brasileiro SA ADR (Brazil)	601,800	24,415,026

		114,765,366
Pharmaceuticals (4.7%)
Abbott Laboratories	1,306,500	69,166,110

Johnson & Johnson	101,800	6,399,148

Pfizer, Inc.	3,832,632	71,516,913

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	274,186	15,551,830

		162,634,001
Publishing (0.2%)
Gannett Co., Inc.	526,308	8,499,874

		8,499,874
Real estate (0.5%)
Aldar Properties PJSC (United Arab Emirates)	7,667,979	8,033,747

Renhe Commercial Holdings Co., Ltd. (China)	36,356,000	7,773,579

		15,807,326

COMMON STOCKS (93.8%)* cont.	Shares	Value
Retail (7.8%)
Amazon.com, Inc. †	117,900	$14,785,839

Big Lots, Inc. †	104,601	2,971,714

Coach, Inc.	343,273	11,973,362

CVS Caremark Corp.	1,242,471	40,218,786

Dick’s Sporting Goods, Inc. † S	311,500	6,968,255

Dollar General Corp. †	438,300	10,295,667

GameStop Corp. Class A † S	1,630,932	32,243,526

Lowe’s Cos., Inc.	465,600	10,080,240

Macy’s, Inc. S	2,657,677	42,336,795

Pier 1 Imports, Inc. † S	1,029,041	5,248,109

Target Corp. S	1,271,400	65,184,678

Urban Outfitters, Inc. †	452,400	14,282,268

Wal-Mart Stores, Inc.	212,400	11,348,532

		267,937,771
Schools (1.1%)
Apollo Group, Inc. Class A † S	608,729	36,882,890

		36,882,890
Semiconductor (2.2%)
Atmel Corp. † S	8,352,660	38,756,342

Cypress Semiconductor Corp. † S	1,352,200	13,589,610

Formfactor, Inc. † S	844,568	13,065,467

Himax Technologies, Inc. ADR (Taiwan) S	2,343,816	6,961,134

Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	354,926	3,606,048

		75,978,601
Software (3.7%)
Longtop Financial Technologies Ltd. ADR (China) †	229,100	7,940,606

Microsoft Corp.	3,025,100	85,247,318

Oracle Corp.	1,547,500	35,685,350

		128,873,274
Technology (0.2%)
Unisys Corp. †	251,510	7,266,124

		7,266,124
Technology services (2.5%)
Baidu, Inc. ADR (China) † S	67,023	27,594,039

Google, Inc. Class A † S	68,688	36,364,801

Yahoo!, Inc. †	1,464,500	21,982,145

		85,940,985
Telecommunications (0.1%)
ADTRAN, Inc.	164,800	3,493,760

		3,493,760
Telephone (1.1%)
Leap Wireless International, Inc. † S	738,700	9,743,453

Qwest Communications International, Inc.	6,999,796	29,469,141

		39,212,594
Textiles (0.2%)
Liz Claiborne, Inc. † S	1,519,900	7,401,913

		7,401,913
Tobacco (2.1%)
Lorillard, Inc.	137,663	10,421,089

Philip Morris International, Inc.	1,374,860	62,569,879

		72,990,968

COMMON STOCKS (93.8%)* cont.			Shares	Value

Toys (0.5%)
Hasbro, Inc. S			289,600	$8,847,280

Nintendo Co., Ltd. ADR (Japan)			201,538	7,033,676

				15,880,956

Total common stocks (cost $3,086,272,525)				$3,238,252,908

PURCHASED OPTIONS	Expiration date/		Contract
OUTSTANDING (2.9%)*	strike price		amount	Value

Apollo Group, Inc. (Call)	Jan-11/$60.00		$2,269,877	$24,120,848

Apollo Group, Inc. (Call)	June-10/60.00		2,477,482	17,080,256

Baidu, Inc. (Put)	Mar-10/400.00		26,950	584,237

Financial Select Sector SPDR Fund (Call)	Mar-10/15.00		12,219,999	3,288,402

Goldman Sachs Group, Inc. (The) (Call)	Jan-11/175.00		1,606,778	15,245,592

Goldman Sachs Group, Inc. (The) (Call)	Feb-10/185.00		2,254,945	69,050

Google, Inc. (Call)	June-10/600.00		192,500	2,327,806

JPMorgan Chase & Co. (Call)	Jan-11/45.00		3,973,200	11,919,600

Mead Johnson Nutrition Co. (Call)	Feb-10/50.00		1,578,500	462,185

Motorola, Inc. (Call)	April-10/8.50		5,700,050	438,576

Qualcomm, Inc. (Call)	Jan-11/45.00		2,695,000	5,578,650

State Street Corp. (Call)	Jan-11/45.00		2,876,720	15,102,780

TiVo, Inc. (Call)	May-10/12.50		978,900	683,762

TiVo, Inc. (Call)	Feb-10/12.50		2,196,698	494,257

TiVo, Inc. (Call)	Mar-10/12.50		468,000	257,400

TiVo, Inc. (Put)	Feb-10/10.00		694,217	1,162,813

TiVo, Inc. (Put)	Mar-10/7.50		468,000	374,400

Total purchased options outstanding (cost $117,445,495)				$99,190,614

INVESTMENT COMPANIES (2.1%)*			Shares	Value

KKR Private Equity Investors LP (Unit) †			4,050,728	$39,991,737

SPDR KBW Bank ETF S			1,031,900	23,795,614

SPDR S&P Homebuilders ETF			473,800	7,159,118

Total investment companies (cost $41,806,491)				$70,946,469

WARRANTS (1.4%)* †	Expiration	Strike
	date	price	Warrants	Value

Aldar Properties PJSC 144A (United Arab Emirates)	10/22/12	$0.001	8,211,156	$8,941,949

JPMorgan Chase & Co.	10/28/18	42.42	3,143,200	40,861,600

Total warrants (cost $49,391,758)				$49,803,549

CONVERTIBLE PREFERRED STOCKS (0.9%)*			Shares	Value

Bank of America Corp. 10.00% cv. pfd.†			1,975,472	$29,829,627

Total convertible preferred stocks (cost $30,207,443)				$29,829,627

U.S. TREASURY OBLIGATIONS (0.6%)*	Principal amount	Value

U.S. Treasury Notes 3 3/4s, June 30, 2013 i	$4,650,000	$4,940,345

U.S. Treasury Notes 2 3/4s, February 15, 2019 i	8,075,000	7,616,825

U.S. Treasury Notes 1 1/4s, November 30, 2010 i	1,765,000	1,783,047

U.S. Treasury Inflation Protected Securities 2 3/4s,
January 15, 2025 i	2,596,906	2,802,373

U.S. Treasury Inflation Protected Securities 7/8s,
April 15, 2010 i	4,546,687	4,554,144

Total U.S. treasury obligations (cost $21,696,734)		$21,696,734

SHORT-TERM INVESTMENTS (15.4%)*	Principal amount/shares	Value

U.S. Treasury Bills for an effective yield of 0.310%, July 15, 2010	$6,313,000	$6,303,095

U.S. Treasury Bills zero %, May 13, 2010 i	737,000	736,853

U.S. Treasury Cash Management Bills for an effective yield
of 0.341%, June 10, 2010	254,000	253,652

Short-term investments held as collateral for loaned securities with yields ranging from 0.08% to 0.27% and due dates ranging
from February 1, 2010 to March 23, 2010 d	495,645,957	495,599,498

Putnam Money Market Liquidity Fund e	27,762,715	27,762,715

Total short-term investments (cost $530,658,610)		$530,655,813

TOTAL INVESTMENTS

Total investments (cost $3,877,479,056)		$4,040,375,714

Key to holding’s abbreviations
ADR	American Depository Receipts
ETF	Exchange Traded Fund
GDR	Global Depository Receipts
PJSC	Public Joint Stock Company

* Percentages indicated are based on net assets of $3,452,207,606.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on the securities valuation inputs. On January 31, 2010, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i Securities purchased with cash or securities received, that were pledged to the fund for collateral on certain derivative contracts (Note 1).

S Securities on loan, in part or in entirety, at January 31, 2010.

At January 31, 2010, liquid assets totaling $1,921,053,990 have been segregated to cover certain derivatives contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR and GDR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

FORWARD CURRENCY CONTRACTS TO SELL at 1/31/10 (aggregate face value $26,731,570) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

British Pound	$9,423,932	$9,571,505	2/22/10	$147,573

Japanese Yen	17,469,259	17,160,065	2/22/10	(309,194)

Total				$(161,621)

WRITTEN OPTIONS OUTSTANDING at 1/31/10 (premiums received $66,851,657) (Unaudited)

		Contract	Expiration date/
		amount	strike price	Value

Apollo Group, Inc. (Call)		2,269,877	Jan-11/$70.00	$14,723,558

Apollo Group, Inc. (Call)		2,477,482	June-10/70.00	7,027,873

Baidu, Inc. (Put)		26,950	Mar-10/350.00	187,189

Financial Select Sector SPDR Fund (Call)		12,219,999	Mar-10/16.00	740,532

Goldman Sachs Group, Inc. (The) (Call)		1,606,778	Jan-11/185.00	11,353,975

Goldman Sachs Group, Inc. (The) (Call)		2,254,945	Feb-10/190.00	32,816

Google, Inc. (Call)		192,500	June-10/660.00	711,596

JPMorgan Chase & Co. (Call)		3,973,200	Jan-11/50.00	6,833,904

Mead Johnson Nutrition Co. (Call)		1,578,500	Feb-10/55.00	32,675

Motorola, Inc. (Call)		5,700,050	April-10/10.00	163,591

Qualcomm, Inc. (Call)		2,695,000	Jan-11/47.50	3,813,425

State Street Corp. (Call)		2,876,720	Jan-11/50.00	9,780,848

TiVo, Inc. (Call)		2,196,698	Feb-10/15.00	164,752

TiVo, Inc. (Call)		978,900	May-10/17.50	159,756

TiVo, Inc. (Put)		468,000	Mar-10/10.00	1,017,900

Total				$56,744,390

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/10 (Unaudited)

		Termi-	Fixed payments	Total return
Swap counterparty /		nation	received (paid) by	received by	Unrealized
Notional amount		date	fund per annum	or paid by fund	depreciation

Goldman Sachs International
Baskets	73,873	7/20/10	(3 month USD-	A basket	$(1,040,191)
			LIBOR-BBA plus	(GSCBAIRP)
			20 bps)	of common stocks

Baskets	90,622	7/20/10	(3 month USD-	A basket	(10,847)
			LIBOR-BBA)	(GSCBAIRP)
				of common stocks

Baskets	18,319	10/11/10	(1 month USD-	A basket	(236,545)
			LIBOR-BBA plus	(GSPM0910)
			40 bp)	of common stocks

Total					$(1,287,583)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of January 31, 2010:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$99,908,420	$23,141,451	$—

Capital goods	251,049,939	—	—

Communication services	223,143,635	—	—

Conglomerates	12,637,417	—	—

Consumer cyclicals	415,436,870	—	—

Consumer staples	207,734,110	—	—

Energy	207,281,014	—	—

Financials	413,639,075	8,033,747	3,343,620

Health care	469,541,550	10,102,893	—

Technology	842,092,404	3,872,933	2,851,005

Utilities and power	44,442,825	—	—

Total common stocks	3,186,907,259	45,151,024	6,194,625

Convertible preferred stocks	29,829,627	—	—

Investment Companies	30,954,732	39,991,737	—

Purchased options outstanding	—	99,190,614	—

U.S. Treasury Obligations	—	21,696,734	—

Warrants	40,861,600	8,941,949	—

Short-term investments	27,762,715	502,893,098	—

Totals by level	$3,316,315,933	$717,865,156	$6,194,625

	Level 1	Level 2	Level 3

Other financial instruments:	$—	$(58,193,594)	$—

Other financial instruments include written options, swaps and forward currency contracts.

The following is a reconciliation of Level 3 assets as of January 31, 2010:

						Net
				Change in net		transfers
	Balance as	Accrued	Realized	unrealized	Net	in and/	Balance as of
Investments	of July 31,	discounts/	gain/	appreciation/	purchases/	or out of	January 31,
in securities:	2009	premiums	(loss)	(depreciation)†	sales	Level 3	2010

Common
stocks:

Financials	$—	$—	$—	$—	$3,343,620	$—	$3,343,620

Technology	—	—	—	518,337	2,332,668	—	2,851,005

Totals:	$—	$—	$—	$518,337	$5,676,288	$—	$6,194,625

† Includes $518,337 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 1/31/10 (Unaudited)

ASSETS

Investment in securities, at value, including $473,941,813 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $3,849,716,341)	$4,012,612,999
Affiliated issuers (identified cost $27,762,715) (Note 6)	27,762,715

Cash	8,468,857

Dividends, interest and other receivables	3,836,733

Receivable for shares of the fund sold	5,754,940

Receivable for investments sold	123,131,623

Unrealized appreciation on forward currency contracts (Note 1)	147,573

Total assets	4,181,715,440

LIABILITIES

Payable to custodian (Note 2)	1,157,611

Payable for investments purchased	135,685,388

Payable for shares of the fund repurchased	10,761,320

Payable for compensation of Manager (Note 2)	1,754,823

Payable for custodian fees (Note 2)	14,211

Payable for investor servicing fees (Note 2)	1,017,398

Payable for Trustee compensation and expenses (Note 2)	967,190

Payable for administrative services (Note 2)	11,274

Payable for distribution fees (Note 2)	931,758

Unrealized depreciation on forward currency contracts (Note 1)	309,194

Written options outstanding, at value (premiums received $66,851,657) (Notes 1 and 3)	56,744,390

Unrealized depreciation on swap contracts (Note 1)	1,287,583

Collateral on securities loaned, at value (Note 1)	495,599,498

Collateral on certain derivative contracts, at value (Note 1)	22,433,587

Other accrued expenses	832,609

Total liabilities	729,507,834

Net assets	$3,452,207,606

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$5,946,493,877

Distributions in excess of net investment income (Note 1)	(14,034,571)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(2,651,822,146)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	171,570,446

Total — Representing net assets applicable to capital shares outstanding	$3,452,207,606

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($2,966,415,126 divided
by 156,312,915 shares)	$18.98

Offering price per class A share (100/94.25 of $18.98)*	$20.14

Net asset value and offering price per class B share ($209,895,786 divided by 12,970,732 shares)**	$16.18

Net asset value and offering price per class C share ($59,606,569 divided by 3,359,118 shares)**	$17.74

Net asset value and redemption price per class M share ($27,866,878 divided by 1,585,461 shares)	$17.58

Offering price per class M share (100/96.50 of $17.58)*	$18.22

Net asset value, offering price and redemption price per class R share
($3,094,139 divided by 165,430 shares)	$18.70

Net asset value, offering price and redemption price per class Y share
($185,329,108 divided by 9,382,372 shares)	$19.75

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 1/31/10 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $146,393)	$19,799,893

Interest (including interest income of $72,294 from investments in affiliated issuers) (Note 6)	390,138

Securities lending	1,022,460

Total investment income	21,212,491

EXPENSES

Compensation of Manager (Note 2)	9,713,841

Investor servicing fees (Note 2)	6,566,322

Custodian fees (Note 2)	30,659

Trustee compensation and expenses (Note 2)	129,297

Administrative services (Note 2)	70,619

Distribution fees — Class A (Note 2)	3,799,673

Distribution fees — Class B (Note 2)	1,133,454

Distribution fees — Class C (Note 2)	256,682

Distribution fees — Class M (Note 2)	106,524

Distribution fees — Class R (Note 2)	6,655

Other	1,212,957

Total expenses	23,026,683

Expense reduction (Note 2)	(236,304)

Net expenses	22,790,379

Net investment loss	(1,577,888)

Net realized gain on investments (Notes 1 and 3)	558,922,146

Net realized gain on swap contracts (Note 1)	50,077,531

Net realized loss on foreign currency transactions (Note 1)	(3,910,553)

Net realized loss on written options (Notes 1 and 3)	(13,966,823)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(29,377)

Net unrealized depreciation of investments, swap contracts and written options
during the period	(159,848,572)

Net gain on investments	431,244,352

Net increase in net assets resulting from operations	$429,666,464

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 1/31/10*	Year ended 7/31/09

Operations:
Net investment income (loss)	$(1,577,888)	$17,037,236

Net realized gain (loss) on investments and foreign
currency transactions	591,122,301	(852,439,087)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(159,877,949)	420,279,663

Net increase (decrease) in net assets resulting from operations	429,666,464	(415,122,188)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(29,854,006)	—

Class B	(1,013,327)	—

Class C	(328,745)	—

Class M	(183,395)	—

Class R	(23,854)	—

Class Y	(2,000,365)	—

Increase in capital from settlement payments	—	145,678

Redemption fees (Note 1)	2,922	4,802

Decrease from capital share transactions (Note 4)	(65,152,677)	(1,061,431,880)

Total increase (decrease) in net assets	331,113,017	(1,476,403,588)

NET ASSETS

Beginning of period	3,121,094,589	4,597,498,177

End of period (including distributions in excess of net investment income of $14,034,571 and undistributed net investment
income of $20,947,009, respectively)	$3,452,207,606	$3,121,094,589

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio of net
			Net realized					Non-				of expenses	investment
	Net asset value,		and unrealized	Total from	From net			recurring	Net asset	Total return	Net assets,	to average	income (loss)
	beginning	Net investment	gain (loss) on	investment	investment	Total	Redemption	reimburse-	value, end of	at net asset	end of period	net assets	to average	Portfolio
Period ended	of period	income (loss) [a]	investments	operations	income	distributions	fees [e]	ments	period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	turnover (%)

Class A
January 31, 2010 **	$16.85	— e	2.32	2.32	(.19)	(.19)	—	—	$18.98	13.75*	$2,966,415	.64 *	(.02) *	84.05*
July 31, 2009	16.93	.08	(.16) i	(.08)	—	—	—	— e, j	16.85	(.47) i	2,715,001	1.26	.61	186.67
July 31, 2008	18.54	(.01)	(1.60)	(1.61)	—	—	—	—	16.93	(8.68)	3,213,102	1.20	(.08)	67.79
July 31, 2007	16.20	(.06)	2.40	2.34	—	—	—	—	18.54	14.44	4,790,506	1.14	(.33)	65.48
July 31, 2006	17.16	(.04) h	(.79)	(.83)	(.13)	(.13)	—	—	16.20	(4.93) h	5,528,893	1.04 h	(.23) h	75.88
July 31, 2005	15.13	.09 f,g	1.94	2.03	—	—	—	—	17.16	13.42 g	7,410,811	1.08	.55 f,g	93.29

Class B
January 31, 2010 **	$14.35	(.06)	1.96	1.90	(.07)	(.07)	—	—	$16.18	13.27 *	$209,896	1.01 *	(.39) *	84.05 *
July 31, 2009	14.52	(.02)	(.15) i	(.17)	—	—	—	— e, j	14.35	(1.17) i	217,981	2.01	(.13)	186.67
July 31, 2008	16.03	(.13)	(1.38)	(1.51)	—	—	—	—	14.52	(9.42)	368,079	1.95	(.84)	67.79
July 31, 2007	14.12	(.17)	2.08	1.91	—	—	—	—	16.03	13.53	726,751	1.89	(1.08)	65.48
July 31, 2006	14.95	(.15) h	(.68)	(.83)	—	—	—	—	14.12	(5.55) h	1,089,121	1.79 h	(.98) h	75.88
July 31, 2005	13.28	(.03) f,g	1.70	1.67	—	—	—	—	14.95	12.58 g	1,875,616	1.83	(.19) f,g	93.29

Class C
January 31, 2010 **	$15.76	(.07)	2.16	2.09	(.11)	(.11)	—	—	$17.74	13.25 *	$59,607	1.01 *	(.41) *	84.05 *
July 31, 2009	15.95	(.02)	(.17) i	(.19)	—	—	—	— e, j	15.76	(1.19) i	37,356	2.01	(.14)	186.67
July 31, 2008	17.60	(.14)	(1.51)	(1.65)	—	—	—	—	15.95	(9.38)	45,990	1.95	(.82)	67.79
July 31, 2007	15.50	(.19)	2.29	2.10	—	—	—	—	17.60	13.55	59,248	1.89	(1.08)	65.48
July 31, 2006	16.42	(.16) h	(.76)	(.92)	—	—	—	—	15.50	(5.60) h	72,213	1.79 h	(.98) h	75.88
July 31, 2005	14.58	(.03) f,g	1.87	1.84	—	—	—	—	16.42	12.62 g	96,509	1.83	(.20) f,g	93.29

Class M
January 31, 2010 **	$15.60	(.05)	2.15	2.10	(.12)	(.12)	—	—	$17.58	13.42 *	$27,867	.89 *	(.27) *	84.05 *
July 31, 2009	15.74	.01	(.15) i	(.14)	—	—	—	— e, j	15.60	(.89) i	25,635	1.76	.11	186.67
July 31, 2008	17.34	(.10)	(1.50)	(1.60)	—	—	—	—	15.74	(9.23)	32,089	1.70	(.58)	67.79
July 31, 2007	15.22	(.14)	2.26	2.12	—	—	—	—	17.34	13.93	47,801	1.64	(.83)	65.48
July 31, 2006	16.12	(.12) h	(.75)	(.87)	(.03)	(.03)	—	—	15.22	(5.42) h	60,394	1.54 h	(.73) h	75.88
July 31, 2005	14.28	.01 f,g	1.83	1.84	—	—	—	—	16.12	12.89 g	95,640	1.58	.07 f,g	93.29

Class R
January 31, 2010 **	$16.61	(.03)	2.28	2.25	(.16)	(.16)	—	—	$18.70	13.55 *	$3,094	.76 *	(.15) *	84.05 *
July 31, 2009	16.72	.05	(.16) i	(.11)	—	—	—	— e, j	16.61	(.66) i	2,156	1.51	.35	186.67
July 31, 2008	18.37	(.05)	(1.60)	(1.65)	—	—	—	—	16.72	(8.98)	2,363	1.45	(.30)	67.79
July 31, 2007	16.09	(.10)	2.38	2.28	—	—	—	—	18.37	14.17	2,243	1.39	(.58)	65.48
July 31, 2006	17.06	(.09) h	(.77)	(.86)	(.11)	(.11)	—	—	16.09	(5.12) h	1,740	1.29 h	(.50) h	75.88
July 31, 2005	15.08	.02 f,g	1.96	1.98	—	—	—	—	17.06	13.13 g	734	1.33	.14 f,g	93.29

Class Y
January 31, 2010 **	$17.54	.02	2.42	2.44	(.23)	(.23)	—	—	$19.75	13.88 *	$185,329	.51 *	.10 *	84.05 *
July 31, 2009	17.58	.14	(.18) i	(.04)	—	—	—	— e, j	17.54	(.23) i	122,966	1.01	.96	186.67
July 31, 2008	19.21	.03	(1.66)	(1.63)	—	—	—	—	17.58	(8.49)	935,875.95		.18	67.79
July 31, 2007	16.74	(.02)	2.49	2.47	—	—	—	—	19.21	14.76	1,297,987.89		(.08)	65.48
July 31, 2006	17.73	— e,h	(.82)	(.82)	(.17)	(.17)	—	—	16.74	(4.69) h	1,579,957	.79 h	.02 h	75.88
July 31, 2005	15.59	.13 f,g	2.01	2.14	—	—	—	—	17.73	13.73 g	2,018,139.83		.80 f,g	93.29

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

42	43

Financial highlights (Continued)

* Not annualized.

**Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

July 31, 2009	0.03%

July 31, 2008	<0.01

July 31, 2007	<0.01

July 31, 2006	<0.01

July 31, 2005	<0.01

e Amount represents less than $0.01 per share.

f Reflects a special dividend received by the fund which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.08	0.51%

Class B	0.07	0.52

Class C	0.08	0.52

Class M	0.08	0.53

Class R	0.06	0.37

Class Y	0.08	0.52

g Reflects a non-recurring accrual related to Putnam Management’s settlement with the Securities and Exchange Commission (the “SEC”) regarding brokerage allocation practices, which amounted to the following:

		Percentage of
	Per share	average net assets

Class A	$0.01	0.08%

Class B	0.01	0.08

Class C	0.01	0.08

Class M	0.01	0.07

Class R	0.02	0.10

Class Y	0.01	0.07

The accompanying notes are an integral part of these financial statements.

44

Financial highlights (Continued)

h Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.06% of average net assets for the period ended July 31, 2006.

i Reflects a non-recurring litigation payment from Enron Corporation which amounted to the following amounts per share outstanding as of December 29, 2008.

Per share

Class A	$0.11

Class B	0.10

Class C	0.11

Class M	0.10

Class R	0.11

Class Y	0.12

This payment resulted in an increase to total returns of 0.71% for the year ended July 31, 2009.

j Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to less than $0.01 per share outstanding as of June 23, 2009.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 1/31/10 (Unaudited)

Note 1: Significant accounting policies

Putnam Voyager Fund (the “fund”), is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund invests mainly in common stocks of U.S. companies, with a focus on growth stocks.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class  C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, March 10, 2010, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At January 31, 2010, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately 47,000,000 on Purchased options contracts for the six months ended January 31, 2010. See Note 3 for the volume of Written options contracts activity for the six months ended January 31, 2010. For the six months ended January 31, 2010 the fund did not have any activity on Futures contracts.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $83,600,000 on Forward currency contracts for the six months ended January 31, 2010.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to help enhance the funds return and manage the fund’s exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $63,300,000 on Total return swap contracts for the six months ended January 31, 2010.

H) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which can not be sold or repledged totaled $11,623,067 at January 31, 2010. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity. At January 31, 2010, the fund did not have a net liability position on derivative contracts subject to the Master Agreements.

I) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At January 31, 2010, the value of securities loaned amounted to $474,356,794. Certain of these securities were sold prior to period end and are included in the Receivable for securities sold on the Statement of assets and liabilities. The fund received cash collateral of $495,599,498 which is pooled with collateral of other Putnam funds into 38 issues of short-term investments.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At July 31, 2009, the fund had a capital loss carryover of $2,531,477,202 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$2,232,296,754	July 31, 2011

299,180,448	July 31, 2017

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2010 $698,839,608 of losses recognized during the period November 1, 2008 to July 31, 2009.

The aggregate identified cost on a tax basis is $3,885,111,463, resulting in gross unrealized appreciation and depreciation of $348,246,792 and $192,982,541, respectively, or net unrealized appreciation of $155,264,251.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative
services and other transactions

Effective January 1, 2010, the fund paid Putnam Management a management fee (“base fee”) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.710% of the first $5 billion of average net assets, 0.660% of the next $5 billion, 0.610% of the next $10 billion, 0.560% of the next $10 billion, 0.510% of the next $50 billion, 0.490% of the next $50 billion, 0.480% of the next $100 billion, and 0.475% thereafter.

In addition, beginning with the fund’s thirteenth complete calendar month of operation under the new management contract, the monthly management fee will consist of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment will be determined based on performance over the thirty-six month period then ended or, if the new management contract has not yet been effective for thirty-six complete calendar months, the period from the date the new management contract became effective to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment will be calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result will be divided by twelve. The resulting dollar amount will be added to, or subtracted from, the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 1000 Growth Index, each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.12%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment will be determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee was based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion, 0.40% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $8.5 billion and 0.37% thereafter.

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the period ended January 31, 2010, the fund’s expenses were not reduced as a result of this limit.

Effective November 30, 2009, Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions during the six months ended January 31, 2010 are included in Investor servicing fees in the Statement of operations.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At January 31, 2010, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the six months ended January 31, 2010, the fund’s expenses were reduced by $3,691 under the expense offset  arrangements and by $232,613 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,669, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended January 31, 2010, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $214,518 and $1,636 from the sale of class A and class M shares, respectively, and received $89,409 and $5,797 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended January 31, 2010, Putnam Retail Management Limited Partnership, acting as underwriter, received $2,037 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended January 31, 2010, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,831,793,185 and $2,785,156,740, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the period ended January 31, 2010 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of period	$26,984,969	$13,305,840

Options opened	152,337,708	107,066,964

Options exercised	—	—

Options expired	(48,200,512)	(16,211,484)

Options closed	(89,606,566)	(37,309,663)

Written options
outstanding at
end of period	41,515,599	$66,851,657

Note 4: Capital shares

At January 31, 2010 there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 1/31/10		Year ended 7/31/09
Class A	Shares	Amount	Shares	Amount

Shares sold	9,400,042	$178,075,196	15,458,205	$212,749,146

Shares issued in connection with
reinvestment of distributions	1,485,185	28,322,481	—	—

	10,885,227	206,397,677	15,458,205	212,749,146

Shares repurchased	(15,677,893)	(299,382,171)	(44,185,857)	(587,447,132)

Net decrease	(4,792,666)	$(92,984,494)	(28,727,652)	$(374,697,986)

	Six months ended 1/31/10		Year ended 7/31/09

Class B	Shares	Amount	Shares	Amount

Shares sold	602,009	$9,668,915	1,244,414	$14,134,544

Shares issued in connection with
reinvestment of distributions	60,425	983,723	—	—

	662,434	10,652,638	1,244,414	14,134,544

Shares repurchased	(2,882,422)	(46,627,769)	(11,395,900)	(130,563,365)

Net decrease	(2,219,988)	$(35,975,131)	(10,151,486)	$(116,428,821)

	Six months ended 1/31/10		Year ended 7/31/09

Class C	Shares	Amount	Shares	Amount

Shares sold	1,292,729	$22,807,822	344,431	$4,603,963

Shares issued in connection with
reinvestment of distributions	14,172	252,964	—	—

	1,306,901	23,060,786	344,431	4,603,963

Shares repurchased	(318,197)	(5,642,454)	(857,701)	(10,303,491)

Net increase (decrease)	988,704	$17,418,332	(513,270)	$(5,699,528)

	Six months ended 1/31/10		Year ended 7/31/09

Class M	Shares	Amount	Shares	Amount

Shares sold	86,433	$1,510,215	106,731	$1,344,082

Shares issued in connection with
reinvestment of distributions	10,034	177,403	—	—

	96,467	1,687,618	106,731	1,344,082

Shares repurchased	(154,640)	(2,705,288)	(501,285)	(6,243,981)

Net decrease	(58,173)	$(1,017,670)	(394,554)	$(4,899,899)

	Six months ended 1/31/10		Year ended 7/31/09

Class R	Shares	Amount	Shares	Amount

Shares sold	66,230	$1,262,966	45,583	$613,372

Shares issued in connection with
reinvestment of distributions	1,240	23,316	—	—

	67,470	1,286,282	45,583	613,372

Shares repurchased	(31,829)	(607,438)	(57,105)	(671,877)

Net increase (decrease)	35,641	$678,844	(11,522)	$(58,505)

	Six months ended 1/31/10		Year ended 7/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	3,452,494	$68,084,824	7,748,682	$109,511,478

Shares issued in connection with
reinvestment of distributions	92,495	1,835,104	—	—

	3,544,989	69,919,928	7,748,682	109,511,478

Shares repurchased	(1,171,367)	(23,192,486)	(53,983,682)	(669,158,619)

Net increase (decrease)	2,373,622	$46,727,442	(46,235,000)	$(559,647,141)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of January 31, 2010:

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$147,573	Payables	$309,194

Equity contracts	Investments	99,190,614	Payables	58,031,973

Total		$99,338,187		$58,341,167

The following is a summary of realized and unrealized gains or losses of derivative instruments on the Statement of operations for the six months ended January 31, 2010 (see Note 1):

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not
accounted for as
hedging instruments		Forward currency
under ASC 815	Options	contracts	Swaps	Total

Foreign exchange
contracts	$—	$(3,910,354)	$—	$(3,910,354)

Equity contracts	31,025,117	—	50,077,531	81,102,648

Total	$31,025,117	$(3,910,354)	$50,077,531	$77,192,294

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not
accounted for as
hedging instruments		Forward currency
under ASC 815	Options	contracts	Swaps	Total

Foreign exchange
contracts	$—	$(34,181)	$—	$(34,181)

Equity contracts	(21,955,373)	—	(13,352,016)	(35,307,389)

Total	$(21,955,373)	$(34,181)	$(13,352,016)	$(35,341,570)

Note 6: Investment in Putnam Money Market
Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $72,294 for the period ended January 31, 2010. During the period ended January 31, 2010, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $774,184,413 and $870,027,139, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Shareholder meeting results (Unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	122,050,155	5,989,664

Jameson A. Baxter	122,016,579	6,023,240

Charles B. Curtis	121,909,970	6,129,849

Robert J. Darretta	122,055,192	5,984,627

Myra R. Drucker	121,903,238	6,136,581

John A. Hill	121,854,250	6,185,569

Paul L. Joskow	122,036,888	6,002,931

Elizabeth T. Kennan	121,727,737	6,312,082

Kenneth R. Leibler	122,024,900	6,014,919

Robert E. Patterson	121,991,175	6,048,644

George Putnam, III	121,915,265	6,124,554

Robert L. Reynolds	122,110,981	5,928,838

W. Thomas Stephens	122,018,117	6,021,702

Richard B. Worley	121,953,708	6,086,111

A proposal to approve a new management contract between the fund and Putnam Management with both Fund Family breakpoints and performance fees was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

89,696,269	5,248,202	2,914,684	30,180,664

A proposal to approve a new management contract between the fund and Putnam Management with Fund Family breakpoints only was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

89,831,529	4,924,025	3,103,600	30,180,665

A proposal to approve a new management contract between the fund and Putnam Management with performance fees only was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

89,627,518	5,165,913	3,065,723	30,180,665

A shareholder proposal requesting that the Board institute procedures to prevent the fund from holding investments in companies that, in the judgment of the Board, substantially contribute to genocide or crimes against humanity was defeated as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

26,179,975	68,288,637	3,390,542	30,180,665

All tabulations are rounded to the nearest whole number.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus , or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth
Growth Opportunities Fund
International Growth Fund* **
New Opportunities Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend
Asia Pacific Equity Fund*
Capital Opportunities Fund*
Capital Spectrum Fund‡
Emerging Markets Equity Fund*
Equity Spectrum Fund‡
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund

Value
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Value Fund* ††
Mid Cap Value Fund
Small Cap Value Fund*

Income
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

** Prior to January 1, 2010, the fund was known as Putnam International New Opportunities Fund.

†† Prior to January 1, 2010, the fund was known as Putnam International Growth and Income Fund.

Tax-free income
AMT-Free Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector*
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund
Global Industrials Fund
Global Natural Resources Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®

Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Putnam’s commitment
to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Kenneth R. Leibler	Beth S. Mazor
Putnam Investment	Robert E. Patterson	Vice President
Management, LLC	George Putnam, III
One Post Office Square	Robert L. Reynolds	James P. Pappas
Boston, MA 02109	W. Thomas Stephens	Vice President
Richard B. Worley
Investment Sub-Manager		Francis J. McNamara, III
Putnam Investments Limited	Officers	Vice President and
57–59 St James’s Street	Robert L. Reynolds	Chief Legal Officer
London, England SW1A 1LD	President
Robert R. Leveille
Marketing Services	Jonathan S. Horwitz	Vice President and
Putnam Retail Management	Executive Vice President,	Chief Compliance Officer
One Post Office Square	Principal Executive
Boston, MA 02109	Officer, Treasurer and	Mark C. Trenchard
	Compliance Liaison	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Charles E. Porter
and Trust Company	Senior Advisor to the Trustees	Judith Cohen
Vice President, Clerk and
Legal Counsel	Steven D. Krichmar	Assistant Treasurer
Ropes & Gray LLP	Vice President and
	Principal Financial Officer	Wanda M. McManus
Trustees		Vice President, Senior Associate
John A. Hill, Chairman	Janet C. Smith	Treasurer and Assistant Clerk
Jameson A. Baxter,	Vice President, Principal
Vice Chairman	Accounting Officer and	Nancy E. Florek
Ravi Akhoury	Assistant Treasurer	Vice President, Assistant Clerk,
Charles B. Curtis		Assistant Treasurer and
Robert J. Darretta	Susan G. Malloy	Proxy Manager
Myra R. Drucker	Vice President and
Paul L. Joskow	Assistant Treasurer
Elizabeth T. Kennan

This report is for the information of shareholders of Putnam Voyager Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Forwarding service requested

SA016 260146 3/10

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Voyager Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: March 31, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: March 31, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: March 31, 2010